UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

September 16, 2025

Date of Report (date of earliest event reported)

Phillips 66

(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard

Houston, Texas 77042

(Address of Principal Executive Offices and Zip Code)

(832) 765-3010

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PSX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 16, 2025, Phillips 66 Company entered into a Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated September 16, 2025 (the “Terms Agreement”), among Phillips 66 Company, Phillips 66 and the several Underwriters named in Schedule A to the Terms Agreement, relating to the underwritten public offering by Phillips 66 Company of $1,000,000,000 aggregate principal amount of its 5.875% Series A Junior Subordinated Notes due 2056 (the “Series A 2056 Notes”) and $1,000,000,000 aggregate principal amount of its 6.200% Series B Junior Subordinated Notes due 2056 (the “Series B 2056 Notes” and, together with the Series A 2056 Notes, the “Notes”), in each case fully and unconditionally guaranteed by Phillips 66, and issued pursuant to the Subordinated Indenture, dated as of September 18, 2025 (the “Indenture”), among Phillips 66 Company, as issuer, Phillips 66, as guarantor, and U.S. Bank Trust Company, National Association, as trustee. The Indenture and the terms of the Notes are further described under “Description of the Notes” in the prospectus supplement of Phillips 66 Company and Phillips 66 dated September 16, 2025 together with the related prospectus dated July 28, 2025, as filed with the Securities and Exchange Commission under Rule 424(b)(2) of the Securities Act of 1933 on September 17, 2025, which descriptions are incorporated herein by reference. The sale of the Notes was registered under Phillips 66 and Phillips 66 Company’s registration statement on Form S-3 filed on July 28, 2025 (File Nos. 333-289011 and 333-289011-01) (the “Registration Statement”).

A copy of the Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), the Indenture and the forms of the terms of Notes of each series have been filed as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, to this report and are incorporated herein by reference. Additionally, the legal opinion and tax opinion of Gibson, Dunn & Crutcher LLP, each issued in connection with the offering of the Notes, are attached hereto as Exhibits 5.1 and 8.1, respectively, and are incorporated herein by reference. The following exhibits filed with this report are incorporated by reference in the Registration Statement: Exhibits 1.1, 4.1, 4.2, 4.3, 5.1 and 8.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated September 16, 2025, among Phillips 66 Company, Phillips 66 and the several Underwriters named in Schedule A to the Terms Agreement.

4.1	Subordinated Indenture, dated as of September 18, 2025, among Phillips 66 Company, as issuer, Phillips 66, as guarantor, and U.S. Bank Trust Company, National Association, as trustee, in respect of subordinated debt securities of Phillips 66 Company

4.2	Form of the terms of the Series A 2056 Notes, including the form of the Series A 2056 Note.

4.3	Form of the terms of the Series B 2056 Notes, including the form of the Series B 2056 Note.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

8.1	Tax Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 8.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS 66

By:	/s/ Vanessa A. Sutherland
Vanessa A. Sutherland
Executive Vice President

September 18, 2025